EXHIBIT 10.4

CONTINUING GUARANTY

For Valuable Consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, for themselves, their successors and assigns (“Guarantor”) jointly and severally and in solido, hereby unconditionally guarantee to General Electric Capital Corporation and its successors, endorsees and assigns, (collectively called “GE Capital”) that each of Rush Truck Centers of Alabama, Inc.; Rush Truck Centers of Arizona, Inc.; Rush Truck Centers of California, Inc.; Rush Truck Centers of Colorado, Inc.; Rush Truck Centers of Florida, Inc.; Rush Truck Centers of New Mexico, Inc.; Rush Truck Centers of Oklahoma, Inc.; Rush Truck Centers of Tennessee, Inc. and Rush Truck Centers of Texas, LP (individually and collectively the “Company”); shall promptly and fully pay all of its present and future liabilities, obligations and indebtedness to GE Capital, matured or unmatured, which represent advances to the Company by GE Capital pursuant to that certain Wholesale Security Agreement dated as of September 20, 2005, between GE Capital and the Company (as now or hereafter amended), as well as all interest which accrues thereon and all reasonable costs of collection of the same in the event of a default by the Company in the payment of such advances and/or accrued interest (all of which liabilities, obligations and indebtedness are herein individually and collectively called the “Indebtedness” ), not to exceed the total principal sum of Three Hundred Million Dollars ($300,000,000.00) in principal outstanding at any given point in time, plus all unpaid interest, which has or thereafter accrues thereon, plus all reasonable costs incurred by GE Capital in the enforcement of its rights and remedies or the collection of such principal and accrued interest. This Guaranty is an absolute and unconditional guarantee of payment and not of collectibility. The liability of Guarantor hereunder is not conditional or contingent upon the genuineness or validity of (i) any signatures on any instruments, agreements or chattel paper related thereto (collectively called “Agreements”) given to GE Capital by the Company and for which GE Capital advanced funds to or on behalf of the Company in reliance thereon (ii) any security or collateral therefore (collectively called “Security”) or the pursuit by GE Capital of any rights or remedies which it now has or may hereafter have. If the Company fails to pay the Indebtedness promptly as the same becomes due, or otherwise fails to perform any obligation under any of the Agreements the Company executes in connection with the Indebtedness, Guarantor agrees to pay on demand the entire Indebtedness and all reasonable costs, attorneys’ fees and expenses which may be incurred by GE Capital by reason of the Company’s default or the default of Guarantor hereunder, and agrees to be bound by and to pay on demand any deficiency established by the sale of any of the Agreements or any Security , all without relief from valuation and appraisement laws and without requiring GE Capital to (i) proceed against the Company by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any of the Agreements or Security, or (iii) exercise, pursue or enforce any right or remedy GE Capital may have against the Company, any co-Guarantor (whether hereunder or under a separate instrument) or any other party. Guarantor agrees that: this Guaranty shall not be discharged or affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety, including but not limited to the Company’s voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Company or any of its assets, or by the dissolution of Guarantor; the records of GE Capital shall be received as prima facie evidence of the amount of the Indebtedness at any time owing; one or more successive or concurrent suits may be brought and maintained against Guarantor , at the option of GE Capital, with or without joinder of the Company or any co- Guarantor (whether hereunder or under a separate instrument) as parties thereto; and Guarantor will not seek a change of venue from any jurisdiction or court in which any action, proceeding or litigation is commenced.

GUARANTOR HEREBY WAIVES NOTICE OF ANY ADVERSE CHANGE IN THE COMPANY’S CONDITION OR OF ANY OTHER FACT, WHICH MIGHT MATERIALLY INCREASE GUARANTOR’S RISK, WHETHER OR NOT GE CAPITAL HAS KNOWLEDGE OF THE SAME. GUARANTOR ALSO HEREBY WAIVES ANY CLAIM, RIGHT OR REMEDY WHICH SUCH GUARANTOR MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST THE COMPANY THAT ARISES HEREUNDER AND/OR FROM THE PERFORMANCE BY ANY GUARANTOR HEREUNDER INCLUDING, WITHOUT LIMITATION, ANY CLAIM, REMEDY OR RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION, OR PARTICIPATION IN ANY CLAIM, RIGHT OR REMEDY OF GE CAPITAL AGAINST THE COMPANY OR ANY SECURITY WHICH GE CAPITAL NOW HAS OR HEREAFTER ACQUIRES; WHETHER OR NOT SUCH CLAIM, RIGHT OR REMEDY ARISES IN EQUITY, UNDER CONTRACT, BY STATUTE, UNDER COMMON LAW OR OTHERWISE.

No termination hereof shall be effective until Guarantor delivers to GE Capital a written notice signed by them electing not to guarantee any new extension of credit forming a part and within the dollar limits of the Indebtedness, that may be granted by

GE Capital to the Company after its receipt of such notice, but such notice shall not affect the obligations of the Guarantor hereunder as to any and all Indebtedness existing at the time such notice is received. Guarantor hereby waives (i) notice of acceptance hereof and notice of extensions of credit forming a part and within the dollar limits of the Indebtedness given by GE Capital to the Company from time to time; (ii) presentment, demand, protest, and notice of non-payment or protest as to any note or other evidence of Indebtedness signed, accepted, endorsed or assigned to GE Capital by the Company, (iii) all exemptions and homestead laws; (iv) any other demands and notices required by law; and (v) ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, THE INDEBTEDNESS OR THE AGREEMENTS. GE Capital may at any time and from time to time, without notice to or the consent of Guarantor, and without affecting or impairing the obligation of Guarantor hereunder; (a) renew, extend or refinance any part or all of the Indebtedness of the Company or any indebtedness of its customers, or of any co-Guarantor (whether hereunder or under a separate instrument) or any other party; (b) accept partial payments of the Indebtedness and apply such payments to any part of the Indebtedness; (c) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate, in any manner, any of the Indebtedness, any Security, or any indebtedness of any co-Guarantor (whether hereunder or under a separate instrument) or any other party; (d) consent to the transfer of any Security; (e) bid and purchase at any sale of any of the Agreements or Security; and (f) exercise any and all rights and remedies available to GE Capital by law or agreement even if the exercise thereof may affect, modify or eliminate any rights or remedies which Guarantor may have against the Company. Guarantor shall continue to be liable under this Guaranty, the provisions hereof shall remain in full force and effect, and GE Capital shall not be stopped from exercising any rights hereunder, notwithstanding (i) GE Capital waiver of or failure to enforce any of the terms, covenants or conditions contained in any of the Agreements; (ii) any release of, or failure on the part of GE Capital to perfect any security interest in or foreclose, proceed against, or exhaust, any Security; or (iii) GE Capital failure to take new, additional or substitute security or collateral for the Indebtedness.

Guarantor covenants and agrees that:  (a) it will provide to GE Capital:  (1) within ninety (90) days after the end of each of its fiscal years, its balance sheet and related statement of income and statement of cash flows, prepared in accordance with generally accepted accounting principles consistently applied (“GAAP”), all in reasonable detail and certified by independent certified public accountants of recognized standing selected by the undersigned; (2) within sixty (60) days after the end of each quarter of its fiscal year, its balance sheet and related statement of income and statement of cash flows for such quarter, internally prepared in accordance with GAAP and certified by its chief financial officer; and (3) within thirty (30) days after the date on which they are filed, all regular periodic reports, forms and other filings required to be made by the undersigned to the Securities and Exchange Commission, including (without limitation) Forms 8Q, 10K and 10Q; and (b) it will promptly execute and deliver to GE Capital such further documents, instruments and assurances and take such further action as GE Capital from time to time reasonably may request in order to carry out the intent and purpose of this Guaranty and to establish and protect the rights and remedies created or intended to be created in GE Capital’s favor hereunder.

This Guaranty, the Indebtedness and the Agreements may be assigned by GE Capital, without the consent of Guarantor. Guarantor agrees that if it receives written notice of an assignment from GE Capital, Guarantor will pay all amounts due hereunder to such assignee or as instructed by GE Capital.  Guarantor also agrees to confirm in writing receipt of the notice of assignment and the continued enforceability of this Guaranty as may be reasonably requested by assignee.  Guarantor hereby waives and agrees not to assert against any such assignee any of the defenses waived under this Guaranty.

Guarantor hereby represents and warrants to GE Capital as of the date hereof that (i) it has adequate power and capacity to enter into and perform under this Guaranty; (ii) its execution, delivery and performance hereof have been duly authorized by all necessary corporate, limited liability or partnership action, as applicable, and does not and will not violate any judgment, order or law applicable to it, or constitute a breach of or default under any indenture, mortgage, deed of trust, or other agreement entered into by it with its creditors or any other party, or its organizational documents; (iii) no approval, consent or withholding of objections is required from any governmental authority or any other entity with respect to the execution, delivery and performance by it of this Guaranty; (iv) this Guaranty constitutes a valid, legal and binding obligation, enforceable in accordance with its terms; (v) there are no proceedings presently pending or threatened against it which will impair its ability to perform under this Guaranty; (vi) it is validly existing and in good standing under the laws of the state of its organization; (vii) each of its financial statements delivered to GE Capital has been prepared in accordance with generally accepted accounting principles consistently applied, and since the date of the most recent financial statements, there has been no material adverse change in its financial condition, business or operations; (viii) the person(s) signing this Guaranty are acting with the full authority of its board of directors , and hold the offices indicated below their signatures, which are genuine; (ix) it is and will remain in material compliance with all laws and regulations applicable to it including, without limitation, (A) ensuring that no person who owns a controlling interest in or otherwise controls it is or shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (B) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations. As used herein, “material compliance” means compliance that will not result in a material adverse effect on the Guarantor, its business or operations, or its ability to perform its obligations under this Guaranty.

This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Texas. This Guaranty shall bind the undersigned’s successors and assigns and the benefits thereof shall extend to and include GE Capital’s successors and assigns.

This Guaranty is intended by the parties as a final expression of the guaranty of Guarantor and is also intended as a complete and exclusive statement of the terms thereof.  No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof.  Nor are there any conditions to the full effectiveness of this Guaranty.  This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by GE Capital. Guarantor agrees that GE Capital may bring any legal proceedings it deems necessary to enforce any or all of such Guarantor’s obligations hereunder in any court in the State in which GE Capital’s office administering the Indebtedness is located; and service of process shall be made upon Guarantor by personal service of the summons to Guarantor be made upon its Registered Agent at such Registered Agent’s address as reflected in the records of the Secretary of State in the State of Guarantor’s organization . All rights and remedies of GE Capital are cumulative and not alternative.  Any term or provision hereof declared to be contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining terms and provisions hereof.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty on September 20, 2005.

Guarantor:	Rush Enterprises, Inc.	(L.S.)

By:	/s/ W.M. “Rusty Rush

Name: W. M. “Rusty” Rush

Title: President